Exhibit 99.1

BATH & BODY WORKS REPORTS SECOND QUARTER
SALES AND EARNINGS RESULTS
--EXCEEDS UPDATED EPS GUIDANCE--

Columbus, Ohio (Aug. 17, 2022) — Bath & Body Works, Inc. (NYSE: BBWI) today reported second quarter 2022 results.
Sarah Nash, Executive Chair and Interim Chief Executive Officer, said “Our results in the second quarter were better than our most recent expectations, reflecting improvement in sales toward the end of the quarter as customers responded to newness in our assortment as well as favorability in expenses. The business continues to perform at levels significantly above pre-pandemic and our team is effectively navigating the challenging environment and inflationary pressure affecting our customers and our business.”
Nash continued, “We are leveraging the dynamic environment to better position ourselves to capture new opportunities and drive future growth. While we are taking aggressive action to control costs and improve overall efficiencies, we remain focused on customer-facing investments, including the upcoming launch of our loyalty program throughout the U.S. Looking to the back half of the year, we believe that our planned Fall and Holiday assortments are well-positioned to resonate with our customers and our inventories are clean and forward facing. Our product development and innovation capabilities, combined with our predominantly North American, vertically integrated supply chain, provide us with the agility to chase into key winners during the season.”
Second Quarter 2022 Results
The company reported net sales of $1.618 billion for the second quarter ended July 30, 2022, a decrease of 5% compared to net sales of $1.704 billion for the second quarter ended July 31, 2021, but an increase of 45% compared to the second quarter of 2019.
The company reported earnings from continuing operations per diluted share of $0.52 for the second quarter ended July 30, 2022, compared to $0.77 for the quarter ended July 31, 2021. Second quarter operating income was $241.8 million compared to $384.2 million last year, and net income from continuing operations was $120.0 million compared to $215.3 million last year.
Profit Improvement Initiatives and Organizational Realignment
The company is pursuing a number of initiatives to improve financial performance and better position the organization for long-term growth. These initiatives include organizational changes, additional cost control actions and merchandise margin improvement opportunities.
As part of efforts to better position the organization for long-term growth and create organizational efficiencies, the company recently simplified and realigned its operating structure. These actions included the elimination of about 130 roles, the majority of which were leadership positions.
Together these actions are expected to result in estimated savings of approximately $30 million in the second half of 2022, prior to any impact from severance. The company expects to record severance and other charges of approximately $6 million in the third quarter of 2022 related to the organizational actions.

2022 Outlook
The company is committed to managing and forecasting the business prudently. The company is forecasting third quarter earnings from continuing operations per diluted share between $0.10 and $0.20. For fiscal 2022, the company is forecasting earnings from continuing operations per diluted share between $2.70 and $3.00.
Earnings Call and Additional Information
Additional second quarter financial information, including management commentary, is currently available at www.BBWInc.com. Bath & Body Works, Inc. will conduct its second quarter earnings call at 9:00 a.m. Eastern on Aug. 18. To listen, call 1.888.946.7609 (international dial-in number: 1.517.308.9411); conference ID 6362067. For an audio replay, call 1.800.944.1822 (international replay number: 1.203.369.3872); conference ID 6362067 or log onto www.BBWInc.com.
ABOUT BATH & BODY WORKS:
Home of America’s Favorite Fragrances®, Bath & Body Works is a global leader in personal care and home fragrance, including the #1 selling collections for fine fragrance mist, body lotion and body cream, 3-wick candles, home fragrance diffusers and liquid hand soap. Powered by agility and innovation, the company’s predominantly U.S.-based supply chain enables the company to deliver quality, on-trend luxuries at affordable prices. Bath & Body Works serves and delights customers however and wherever they want to shop, from welcoming, in-store experiences at more than 1,770 company-operated Bath & Body Works locations in the U.S. and Canada and more than 360 international franchised locations to an online storefront at bathandbodyworks.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:
•general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
•the COVID-19 pandemic has had and may continue to have an adverse effect on our business and results of operations;
•the seasonality of our business;
•the anticipated benefits from the Victoria's Secret & Co. spin-off may not be realized;
•the spin-off of Victoria’s Secret & Co. may not be tax-free for U.S. federal income tax purposes;
•our dependence on Victoria's Secret & Co. for information technology services;
•difficulties arising from turnover in company leadership or other key positions;
•our ability to attract, develop and retain qualified associates and manage labor-related costs;
•the dependence on store traffic and the availability of suitable store locations on appropriate terms;
•our continued growth in part through new store openings and existing store remodels and expansions;
•our ability to successfully operate and expand internationally and related risks;
•our independent franchise, license and wholesale partners;
•our direct channel business;
•our ability to protect our reputation and our brand image;
•our ability to successfully complete environmental, social and governance initiatives, and associated costs thereof;
•our ability to attract customers with marketing, advertising and promotional programs;
•our ability to maintain, enforce and protect our trade names, trademarks and patents;
•the highly competitive nature of the retail industry and the segments in which we operate;
•consumer acceptance of our products and our ability to manage the life cycle of our brand, develop new merchandise and launch new product lines successfully;
•our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•political instability, wars and other armed conflicts, environmental hazards or natural disasters;
•significant health hazards or pandemics, which could result in closed factories and/or stores, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;
•duties, taxes and other charges;
•legal and regulatory matters;
•volatility in currency exchange rates;
•local business practices and political issues;
•delays or disruptions in shipping and transportation and related pricing impacts;
•disruption due to labor disputes; and
•changing expectations regarding product safety due to new legislation;
•our geographic concentration of vendor and distribution facilities in central Ohio;
•our reliance on a limited number of suppliers to support a substantial portion of our inventory purchasing needs;
•the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•fluctuations in foreign currency exchange rates;
•fluctuations in product input costs;
•fluctuations in energy costs;
•our ability to adequately protect our assets from loss and theft;
•increases in the costs of mailing, paper, printing or other order fulfillment logistics;
•claims arising from our self-insurance;
•our and our third-party service providers', including Victoria's Secret & Co. during the term of the Transition Services Agreement between us and Victoria’s Secret & Co. ability to implement and maintain information technology systems and to protect associated data;
•our ability to maintain the security of customer, associate, third-party and company information;
•stock price volatility;
•our ability to pay dividends and make share repurchases under share repurchase authorizations;
•shareholder activism matters;
•our ability to maintain our credit ratings;
•our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
•the impact of the transition from London Interbank Offered Rate and our ability to adequately manage such transition;
•our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
•our ability to comply with regulatory requirements;
•legal and compliance matters; and
•tax, trade and other regulatory matters.
We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2021 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and our subsequent filings.

For further information, please contact:

Bath & Body Works, Inc.:
Investor Relations	Media Relations
InvestorRelations@bbw.com	Tammy Roberts Myers
Communications@bbw.com

BATH & BODY WORKS, INC.
SECOND QUARTER 2022

Total Sales from Continuing Operations (Millions):

	Second Quarter	Second Quarter	% Inc/ (Dec)	Year-to- Date	Year-to- Date	% Inc/ (Dec)
	2022	2021		2022	2021
Stores - U.S. and Canada	$1,160.4	$1,229.5	(5.6%)	$2,219.6	$2,280.0	(2.6%)
Direct - U.S. and Canada	366.9	407.2	(9.9%)	684.4	756.4	(9.5%)
International[1]	90.2	67.0	34.6%	163.4	136.8	19.4%
Total Bath & Body Works	$1,617.5	$1,703.7	(5.1%)	$3,067.4	$3,173.2	(3.3%)

1 - Results include royalties associated with franchised stores and wholesale sales.

Total Company-Operated Stores:

	Stores 1/29/22	Opened	Closed	Stores 7/30/22
United States	1,651	35	(17)	1,669
Canada	104	—	—	104
Total Bath & Body Works	1,755	35	(17)	1,773

Total Partner-Operated Stores:

	Stores 1/29/22	Opened	Closed	Stores 7/30/22
International	317	31	(1)	347
International - Travel Retail	21	1	—	22
Total International	338	32	(1)	369

BATH & BODY WORKS, INC.
CONSOLIDATED STATEMENTS OF INCOME
THIRTEEN WEEKS ENDED JULY 30, 2022 AND JULY 31, 2021
(Unaudited)
(In thousands except per share amounts)
	2022	2021
Net Sales	$1,617,503	$1,703,726
Costs of Goods Sold, Buying and Occupancy	(958,139)	(875,348)
Gross Profit	659,364	828,378
General, Administrative and Store Operating Expenses	(417,534)	(444,217)
Operating Income	241,830	384,161
Interest Expense	(85,675)	(96,684)
Other Income (Loss)	1,531	(230)
Income from Continuing Operations Before Income Taxes	157,686	287,247
Provision for Income Taxes	37,674	71,983
Net Income from Continuing Operations	120,012	215,264
Income from Discontinued Operations, Net of Tax	—	158,929
Net Income	$120,012	$374,193

Net Income Per Diluted Share
Continuing Operations	$0.52	$0.77
Discontinued Operations	—	0.57
Total Net Income Per Diluted Share	$0.52	$1.34

Weighted Average Diluted Shares Outstanding	231,068	280,002

BATH & BODY WORKS, INC.
CONSOLIDATED STATEMENTS OF INCOME
TWENTY-SIX WEEKS ENDED JULY 30, 2022 AND JULY 31, 2021
(Unaudited)
(In thousands except per share amounts)
	2022	2021
Net Sales	$3,067,413	$3,173,205
Costs of Goods Sold, Buying and Occupancy	(1,739,473)	(1,603,038)
Gross Profit	1,327,940	1,570,167
General, Administrative and Store Operating Expenses	(806,111)	(848,751)
Operating Income	521,829	721,416
Interest Expense	(175,104)	(210,385)
Other Income (Loss)	3,160	(105,416)
Income from Continuing Operations Before Income Taxes	349,885	405,615
Provision for Income Taxes	74,968	100,000
Net Income from Continuing Operations	274,917	305,615
Income from Discontinued Operations, Net of Tax	—	345,194
Net Income	$274,917	$650,809

Net Income Per Diluted Share
Continuing Operations	$1.16	$1.08
Discontinued Operations	—	1.22
Total Net Income Per Diluted Share	$1.16	$2.31

Weighted Average Diluted Shares Outstanding	237,152	282,232

BATH & BODY WORKS, INC.
ADJUSTED FINANCIAL INFORMATION FROM CONTINUING OPERATIONS
(Unaudited)
(In thousands except per share amounts)

	Year-to-Date
	2022	2021
Reconciliation of Reported Net Income from Continuing Operations to Adjusted Net Income from Continuing Operations
Reported Net Income from Continuing Operations	$274,917	$305,615
Loss on Extinguishment of Debt	—	105,464
Tax Benefit of Special Item	—	(25,337)
Adjusted Net Income from Continuing Operations	$274,917	$385,742

Reconciliation of Reported Earnings from Continuing Operations Per Diluted Share to Adjusted Earnings from Continuing Operations Per Diluted Share
Reported Earnings from Continuing Operations Per Diluted Share	$1.16	$1.08
Loss on Extinguishment of Debt	—	0.28
Adjusted Earnings from Continuing Operations Per Diluted Share	$1.16	$1.37

See Notes to Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

BATH & BODY WORKS, INC.
NOTES TO RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

The “Adjusted Financial Information from Continuing Operations” provided in the attached reflects the following non-GAAP financial measures:
Fiscal 2022
In the first and second quarters of 2022, there were no adjustments to results.
Fiscal 2021
In the second quarter of 2021, there were no adjustments to results.
In the first quarter of 2021, adjusted results exclude the following:
•A $105.5 million pre-tax loss ($80.1 million net of tax of $25.4 million), included in other income (loss), associated with the early extinguishment of outstanding notes.
The Adjusted Financial Information from Continuing Operations should not be construed as an alternative to the reported results determined in accordance with generally accepted accounting principles. Further, the company’s definitions of adjusted income information may differ from similarly titled measures used by other companies. Management believes that the presentation of adjusted financial information provides additional information to investors to facilitate the comparison of past and present operations. While it is not possible to predict future results, management believes the adjusted financial information is useful for the assessment of the ongoing operations of the company because the adjusted items are not indicative of the company’s ongoing operations due to their size and nature. Additionally, management uses adjusted financial information as key performance measures of results of operations for the purpose of evaluating performance internally. The Adjusted Financial Information from Continuing Operations should be read in conjunction with the company’s historical financial statements and notes thereto contained in the company’s quarterly reports on Form 10-Q and annual report on Form 10-K.